Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statements Nos. 333-12254 and 333-10668 of Repsol YPF, S.A. on Form F-3 of our report dated April 1, 2005 (except for Notes 24 and 27, as to which the date is June 28, 2005) (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the uncertainty regarding the regulatory and economic situation in Bolivia), appearing in this Annual Report on Form 20-F of Repsol YPF, S.A. for the year ended December 31, 2004.

DELOITTE, S.L.

/S/  DELOITTE, S.L.

Madrid, Spain

June 28, 2005